Related party transactions	12 Months Ended
Dec. 31, 2021
Related Party Transactions
Related Party Transactions	Note 27 – Related party transactionsThe Corporation grants loans to its directors, executive officers, including certain related individuals or organizations, and affiliates in the ordinary course of business. The activity and balance of these loans were as follows:

(In thousands)
Balance at December 31, 2019	$133,054
New loans	8,360
Payments	(16,839)
Other changes, including existing loans to new related parties	316
Balance at December 31, 2020	$124,891
New loans	3,182
Payments	(28,208)
Other changes, including existing loans to new related parties	2,714
Balance at December 31, 2021	$102,579
New loans and payments include disbursements and collections from existing lines of credit.
The Corporation has had loan transactions with the Corporation’s directors, executive officers, including certain related individuals or organizations, and affiliates, and proposes to continue such transactions in the ordinary course of its business, on substantially the same terms, including interest rates and collateral, as those prevailing for comparable loan transactions with third parties. Except as discussed below, the extensions of credit have not involved and do not currently involve more than normal risks of collection or present other unfavorable features. In addition, during 2020, in response to the coronavirus (COVID-19) pandemic, BPPR implemented loan payment moratorium programs with respect to consumer and commercial loans which were made available to all qualifying customers to provide financial relief during the pandemic. Certain Related Parties participated in this moratorium programs under the same terms and conditions offered to other unrelated third parties.In 2010, as part of the Westernbank FDIC assisted transaction, BPPR acquired five commercial loans made to entities that were wholly owned by one brother-in-law of a director of the Corporation. The loans were secured by real estate and personally guaranteed by the director’s brother-in-law. The loans were originated by Westernbank between 2001 and 2005 and had an aggregate outstanding principal balance of approximately $33.5 million when they were acquired by BPPR in 2010. Between 2011 and 2014, the loans were restructured to consist of (i) five notes with an aggregate outstanding principal balance of $19.8 million with a 6% annual interest rate (“Notes A”) and (ii) five notes with an aggregate outstanding balance of $13.5 million with a 1% annual interest rate, to be paid upon maturity (“Notes B”). The restructured notes had an original maturity of September 30, 2016 and, thereafter, various interim renewals were approved to allow for the re-negotiation of a longer-term extension. The most recent of these interim renewals were approved on February, April and August 2020. These renewals, among other things, decreased the interest rate applicable to the Notes A to 4.25% and maintained the Notes B at an interest rate of 1%. During 2020, the Audit Committee also authorized two separate 90-day principal and interest moratoriums, from March to May and from June to August, as financial relief in response to the coronavirus (COVID-19) pandemic. On September 2020, in accordance with the Related Party Transaction Policy and after being approved by the Audit Committee, the maturity date of the credit facilities was extended until April 2022, fixing the interest rate at 4.25% for Notes A and at 1% for Notes B during such term. The aggregate outstanding balance on the loans as of December 31, 2021 was approximately $30.6 million, of which approximately $17.1 million corresponded to Notes A and $13.5 million to Notes B.In April 2010, in connection with the acquisition of the Westernbank assets from the FDIC, as receiver, BPPR acquired a term loan to a corporate borrower partially owned by an investment corporation in which the Corporation’s Chairman, at that time the Chief Executive Officer, as well as certain of his family members, are the owners. In addition, the Chairman’s sister and brother-in-law are owners of an entity that holds an ownership interest in the borrower. At the time the loan was acquired by BPPR, it had an unpaid principal balance of $40.2 million. In May 2017, this loan was sold by BPPR to Popular, Inc., holding company (“PIHC”). At the time of sale, the loan had an unpaid principal balance of $37.9 million. PIHC paid $37.9 million to BPPR for the loan, of which $6.0 million was recognized by BPPR as a capital contribution representing the difference between the fair value and the book value of the loan at the time of transfer. Immediately upon being acquired by PIHC, the loan’s maturity was extended by 90 days (under the same terms as originally contracted) to provide the PIHC additional time to evaluate a refinancing or long-term extension of the loan. InAugust 2017, the credit facility was refinanced with a stated maturity in February 2019. During 2017, the facility was subject to the loan payment moratorium offered as part of the hurricane relief efforts. As such, interest payments amounting to approximately $0.5 million were deferred and capitalized as part of the loan balance. In February 2019, the Audit Committee approved, under the Related Party Policy, a 36-month renewal of the loan at an interest rate of 5.75% and a 30-year amortization schedule. In December 2021, the Corporation refinanced the then-current $36.0 million principal balance of the loan at an interest rate of 4.50%, a maturity date of December 2026 and a 20-year amortization schedule. As of December 31, 2021, the unpaid principal balance amounted to $34.8 million.In April 2010, a private trust and a sister-in-law of a director, as co-borrowers, obtained a $0.2 million mortgage loan from Popular Mortgage, then a subsidiary of BPPR, secured by a residential property. The loan was a fully amortizing 40-year mortgage loan with a fixed annual rate of 2.99% for the first 5 years, and thereafter an annual rate of 5.875%. From March to August 2020, the borrowers participated in the COVID-19 forbearance program offered by BPPR to qualifying mortgage customers in response to the coronavirus (COVID-19) pandemic. After the expiration of such moratorium period, borrowers did not make any payments under the loan during the months of September and October 2020, thereby defaulting on the indebtedness. On November 2020, the borrowers requested and were granted, an additional 3-month loan payment moratorium pursuant to BPPR’s ordinary course loss mitigation program, which expired in January 2021. Since the expiration of this 3-month loan payment forbearance the borrowers have failed to make the monthly loan payments when due. The outstanding balance of the loan as of December 31, 2021 was approximately $0.2 million. BPPR is currently evaluating borrowers’ application in connection with this loan under BPPR’s loss mitigation program.

At December 31, 2021, the Corporation’s banking subsidiaries held deposits from related parties, excluding EVERTEC, Inc. (“EVERTEC”) amounting to approximately $700 million (2020 - $851 million).

From time to time, the Corporation, in the ordinary course of business, obtains services from related parties that have some association with the Corporation. Management believes the terms of such arrangements are consistent with arrangements entered into with independent third parties.

For the year ended December 31, 2021, the Corporation made contributions of approximately $4.5 million to Fundación Banco Popular and Popular Bank Foundation, which are not-for-profit corporations dedicated to philanthropic work (2020 - $1.6 million). The Corporation also provided human and operational resources to support the activities of the Fundación Banco Popular which in 2021 amounted to approximately $1.3 million (2020- $1.4 million).

Related party transactions with EVERTEC, as an affiliate

The Corporation has an investment in EVERTEC, Inc. (“EVERTEC”), which provides various processing and information technology services to the Corporation and its subsidiaries and gives BPPR access to the ATH network owned and operated by EVERTEC. As of December 31, 2021, the Corporation’s stake in EVERTEC was 16.19%. The Corporation continues to have significant influence over EVERTEC. Accordingly, the investment in EVERTEC is accounted for under the equity method and is evaluated for impairment if events or circumstances indicate that a decrease in value of the investment has occurred that is other than temporary.

The Corporation recorded $2.3 million in dividend distributions during the year ended December 31, 2021 from its investments in EVERTEC’s holding company (December 31, 2020 - $2.3 million). The Corporation’s equity in EVERTEC is presented in the table which follows and is included as part of “other assets” in the consolidated statement of financial condition.

(In thousands)	December 31, 2021	December 31, 2020
Equity investment in EVERTEC	$110,299	$86,158

The Corporation had the following financial condition balances outstanding with EVERTEC at December 31, 2021 and December 31, 2020. Items that represent liabilities to the Corporation are presented with parenthesis.
(In thousands)	December 31, 2021	December 31, 2020
Accounts receivable (Other assets)	$5,668	$5,678
Deposits	(150,737)	(125,361)
Accounts payable (Other liabilities)	(3,431)	(2,395)
Net total	$(148,500)	$(122,078)
The Corporation’s proportionate share of income from EVERTEC is included in other operating income in the consolidated statements of operations. The following table presents the Corporation’s proportionate share of EVERTEC’s income and changes in stockholders’ equity for the years ended December 31, 2021, 2020 and 2019.
	Years ended December 31,
(In thousands)	2021	2020	2019
Share of income from investment in EVERTEC	$26,096	$16,936	$16,749
Share of other changes in EVERTEC's stockholders' equity	53	865	516
Share of EVERTEC's changes in equity recognized in income	$26,149	$17,801	$17,265
The following tables present the impact of transactions and service payments between the Corporation and EVERTEC (as an affiliate) and their impact on the results of operations for the years ended December 31, 2021, 2020 and 2019. Items that represent expenses to the Corporation are presented with parenthesis.
	Years ended December 31,
(In thousands)	2021	2020	2019	Category
Interest expense on deposits	$(388)	$(315)	$(106)	Interest expense
ATH and credit cards interchange income from services to EVERTEC	27,384	22,406	29,224	Other service fees
Rental income charged to EVERTEC	6,593	7,305	7,418	Net occupancy
Fees on services provided by EVERTEC	(245,945)	(223,069)	(219,992)	Professional fees
Other services provided to EVERTEC	740	1,002	1,118	Other operating expenses
Total	$(211,616)	$(192,671)	$(182,338)

Centro Financiero BHD León

At December 31, 2021, the Corporation had a 15.84% equity interest in Centro Financiero BHD León, S.A. (“BHD León”), one of the largest banking and financial services groups in the Dominican Republic. During the year ended December 31, 2021, the Corporation recorded $27.7 million in earnings from its investment in BHD León (December 31, 2020 - $27.0 million), which had a carrying amount of $180.3 million at December 31, 2021 (December 31, 2020 - $153.1 million). The Corporation received $4.3 million in dividends distributions during the year ended December 31, 2021, from its investment in BHD León (December 31, 2020 - $13.2 million).

Investment Companies

The Corporation, through its subsidiary Popular Asset Management LLC (“PAM”), provides advisory services to several investment companies registered under the Investment Company Act of 1940 in exchange for a fee. The Corporation, through its subsidiary BPPR, also provides administrative, custody and transfer agency services to these investment companies. These fees are calculated at an annual rate of the average net assets of the investment company, as defined in each agreement. Due to its advisory role, the Corporation considers these investment companies as related parties.

For the year ended December 31, 2021 administrative fees charged to these investment companies amounted to $4.1 million (December 31, 2020 - $6.3 million) and waived fees amounted to $1.5 million (December 31, 2020 - $2.8 million), for a net fee of $2.6 million (December 31, 2020 - $3.5 million).

The Corporation, through its subsidiary BPPR, had also entered into certain uncommitted credit facilities with those investment companies. The available lines of credit facilities amounted to $275 million at December 31, 2020. The aggregate sum of all outstanding balances under all credit facilities that could be made available by BPPR, from time to time, to those investment companies for which PAM acted as investment advisor or co-investment advisor, could have never exceed the lesser of $200 million or 10% of BPPR’s capital.